UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2020 (October 13, 2020)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 13, 2020, the Boards of Directors of Hertz Global Holdings, Inc. (“HGH”) and The Hertz Corporation (“Hertz”) (collectively, the “Company”) appointed Alexandra D. Brooks, Senior Vice President, Internal Audit of the Company, to serve as Senior Vice President and Chief Accounting Officer of the Company, effective November 1, 2020 (the “Effective Date”). Her appointment follows the resignation of R. Eric Esper from his position as Senior Vice President and Chief Accounting Officer of the Company on the Effective Date.

Ms. Brooks, 50, has served as Senior Vice President, Internal Audit from June 2020 to October 2020. Prior to joining the Company, Ms. Brooks was the Vice President, Internal Audit at Aptiv PLC (“Aptiv”), a global technology company, beginning May 2015. Before joining Aptiv, Ms. Brooks was the Chief Financial Officer for Champion Windows and Home Exteriors, a home improvement company, from 2013 to 2015. Prior to that, Ms. Brooks was in a variety of leadership roles at the General Electric Company, including Global Controller for the Aviation segment, Executive Technical Advisor to the Corporate Audit Staff, and Global Controller for the Plastics division. Ms. Brooks also worked at the General Motors Company in a variety of finance and accounting roles. She began her career with Pricewaterhouse Coopers. She is a Certified Public Accountant with a Master of Business Administration from Wayne State University and a Bachelor of Science in accounting from the University of Rhode Island.

In connection with Ms. Brooks’ promotion, her annual base salary was increased to $420,000 and her annual bonus target under the Company’s annual bonus plan was set at 55% of her annual base salary, in each case, effective on the Effective Date. In addition, Ms. Brooks will receive $50,000 to cover expenses in connection with her relocation to the Company’s headquarters in Estero, Florida.

The selection of Ms. Brooks to serve as Senior Vice President and Chief Accounting Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Brooks and any director or executive officer of the Company, and there are no transactions between Ms. Brooks and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 19, 2020, the Company issued a press release announcing the appointment of Ms. Brooks as Senior Vice President and Chief Accounting Officer of the Company. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01 EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 19, 2020
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary
Date:  October 19, 2020